UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 25, 2010 (October 19, 2010)

KIMBALL INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506

(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street, Jasper, Indiana	47549-1001

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (812) 482-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to Vote of Security Holders

The Annual Meeting of Share Owners of Kimball International, Inc. (the "Company") was held on October 19, 2010, and the following items were voted on by Share Owners:

a. The Board of Directors of the Company was elected in its entirety, based on the following election results:

Nominees as Directors by Holders of Class A Common Stock	Votes For (1)	Votes Withheld	Broker Non-Votes
Douglas A. Habig	9,285,530	20,128	71,349
James C. Thyen	8,957,278	348,380	71,349
Christine M. Vujovich	8,775,494	530,164	71,349
Harry W. Bowman	8,968,962	336,696	71,349
Geoffrey L. Stringer	8,775,494	530,164	71,349
Thomas J. Tischhauser	8,968,962	336,696	71,349

(1) Votes for nominees as Directors by holders of Class A Common Stock represented an average of 84% of the total 10,610,882 Class A shares outstanding and eligible to vote.

Nominee as Director by Holders of Class B Common Stock	Votes For (2)	Votes Withheld	Broker Non-Votes
Dr. Jack R. Wentworth	17,537,797	2,723,994	0

(2) Votes for nominee as Director by holders of Class B Common Stock represented 65% of the total 27,100,483 Class B shares outstanding and eligible to vote.

b. The appointment of the Deloitte Entities, an independent registered public accounting firm, as the Company's independent auditors for the fiscal year ended June 30, 2011 was approved by holders of Class A Common Stock based on the following voting results:
Votes For (3)	Votes Against	Votes Abstaining
9,350,557	0	26,450

(3) Votes for the appointment of the Deloitte Entities as the Company's independent auditors represented 88% of the total 10,610,882 Class A shares outstanding and eligible to vote.

c. The Kimball International, Inc. 2010 Profit Sharing Incentive Bonus Plan was approved by holders of Class A Common Stock based on the following voting results:
Votes For (4)	Votes Against	Votes Abstaining	Broker Non-Votes
8,964,319	235,030	106,309	71,349

(4) Votes for the Kimball International, Inc. 2010 Profit Sharing Incentive Bonus Plan represented 84% of the total 10,610,882 Class A shares outstanding and eligible to vote.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed as part of this report:

Exhibit
Number	Description
10.1	Description of the Kimball International, Inc. 2010 Profit Sharing Incentive Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Robert F. Schneider
ROBERT F. SCHNEIDER Executive Vice President, Chief Financial Officer

Date: October 25, 2010

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Description of the Kimball International, Inc. 2010 Profit Sharing Incentive Bonus Plan